Goldman Sachs Trust (the “Trust”)

Goldman Sachs Taxable Fixed Income Fund

Administration Shares of

Goldman Sachs Enhanced Income Fund

Supplement dated September 20, 2006 to the

Prospectus dated February 28, 2006

     Effective November 10, 2006, the Goldman Sachs High Yield and High Yield Municipal Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. Prior to November 10, 2006 a redemption fee was imposed on the redemption of shares (including by exchange) of the Goldman Sachs High Yield Fund held for 30 calendar days or less and no redemption fee was imposed on the High Yield Municipal Fund. Accordingly, the first sentence of the second full paragraph under “Restrictions on Excessive Trading Practices — Policies and Procedures on Excessive Trading Practices” in the Shareholder Guide of the Prospectus is hereby revised as follows:

     To deter excessive shareholder trading, the International Equity Funds and certain other Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions.

ENHANSTCK 9-06